UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 12, 2011

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA	94555
(Address of Principal Executive Offices)	(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 12, 2011, iGATE Corporation (the “Company”) made a webcast presentation of information on the completion of its acquisition of a majority equity interest in Patni Computer Systems Limited. Upon conclusion of the presentation, the Company conducted a question and answer session on the webcast. A transcript of the webcast and the question and answer session is furnished in this report, pursuant to this Item 7.01, as Exhibit 99.1. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Transcript of webcast and question and answer session of the iGATE Corporation webcast conducted on May 12, 2011 (furnished pursuant to Item 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Mukund Srinath
Name:	Mukund Srinath
Title:	Corporate Secretary

May 13, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of webcast and question and answer session of the iGATE Corporation webcast conducted on May 12, 2011 (furnished pursuant to Item 7.01 hereof).